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                                                                   EXHIBIT 10.40

                               PLEDGE AGREEMENT


PLEDGE AGREEMENT, dated as of January 31, 2000 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Pledge Agreement") between (i) PETOPIA.COM, INC. ("Pledgor") and (ii) GREYROCK CAPITAL, a division of Banc of America Commercial Finance Corporation ("Lender").

                             INTRODUCTORY STATEMENT

          Pursuant to a Loan and Security Agreement dated as of January 31, 2000 between Pledgor and Lender (said agreement as it may hereafter be amended, supplemented or otherwise modified, renewed or replaced from time to time in accordance with its terms being the "Loan Agreement"), Lender has agreed to make a loan (the "Loan") to Pledgor.

          Pledgor owns beneficially and of record all of the issued and outstanding shares of the capital stock of each subsidiary set forth on Schedule 1 hereto (the "Pledged Affiliates").

          In order to induce Lender to enter into the Loan Agreement and make the Loan to Pledgor and to secure the Obligations (as defined below), Pledgor is pledging to Lender, all or a portion of the issued and outstanding shares of the capital stock of the Pledged Affiliates as set forth on Schedule 1 hereto, all as more fully set forth herein.

          Accordingly, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement):

     1. Definitions. When used in this Pledge Agreement:
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     "Event of Default" shall mean the occurrence of an Event of Default (as
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defined in the Loan Agreement).

     "Obligations" shall mean all obligations of Pledgor under the Loan
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Agreement and the documents and agreements relating thereto or delivered in connection therewith, including, without limitation, all principal and interest owing with respect to the Loan.

     2. Pledge. (a) As security for payment in full of the Obligations, Pledgor
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hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto
Lender, and grants a security interest in, (i) all or a portion the capital stock of the Pledged Affiliates which Pledgor owns beneficially and of record, as set forth on Schedule 1 hereto, and (ii) all

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proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities. All items referred to in clauses (i) and (ii) of this Section 2 are hereinafter referred to collectively as the "Pledged Securities".

     (b) Pledgor shall deliver to Lender the certificates representing the Pledged Securities accompanied by undated stock powers executed in blank and by such other instruments or documents as Lender or its counsel shall reasonably request.

     (c) In the event Pledgor acquires any additional shares of capital stock of any Pledged Affiliate or any other subsidiary or any corporation which is the successor to subsidiary, Pledgor shall forthwith deliver to and pledge such shares to Lender under this Pledge Agreement and shall deliver to Lender any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by Pledgor in blank.

     (d) Pledgor authorizes Lender to modify this Pledge Agreement by amending
Schedule 1 to include any pledge of additional shares of capital stock pursuant to Section 2(c).

     3. Registration in Nominee Name; Denominations. Lender shall have the right
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(in its sole and absolute discretion) to hold the certificates representing any
Pledged Securities in its own name, the name of its nominee or in the name of Pledgor, endorsed or assigned in blank or in favor of Lender. Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

     4. Pledgor's Representations, Warranties and Covenants. Pledgor hereby
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represents and warrants to and/or covenants and agrees with Lender as follows:

      (i) the Pledged Securities constitute the percentage of the issued and outstanding equity securities of each of the Pledged Affiliates as of the date hereof, as set forth on Schedule 1 hereto;

     (ii) the Pledged Securities are duly authorized, validly issued, fully paid and non-assessable;

     (iii) there are no restrictions on the transfer of the Pledged Securities other than as a result of the Loan Agreement or applicable securities laws or the regulations promulgated thereunder;

     (iv) Pledgor has good title to the Pledged Securities;

      (v) the Pledged Securities are not subject to any prior liens, encumbrances or security interests;


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      (vi)  Pledgor has the right to pledge the Pledged Securities hereunder free and clear of any liens, encumbrances or security interests and without the consent of any other person or any government agency whatsoever;

      (vii) Pledgor has full power and authority to execute, deliver and perform this Pledge Agreement and to pledge the Pledged Securities hereunder;

      (viii) Pledgor will not take any action to allow any additional equity securities of the Pledged Affiliates to be issued or grant any options or warrants, unless such securities are pledged to Lender, on terms satisfactory to Lender as security for the Obligations;

      (ix) the execution, delivery and performance of this Pledge Agreement will not violate any provision of law, administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which Pledgor is a party, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or other instrument;

      (x) there are no pending legal or governmental proceedings to which Pledgor is a party or to which any of its properties is subject which will materially affect Pledgor's ability to perform its obligations hereunder; and

      (xi) on the date hereof, the Pledged Securities consist of the securities listed on Schedule 1.

     5. Voting Rights: Dividends; etc.  (a) Unless and until an Event of Default
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shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof and of the Loan Agreement.

          (ii) Any dividends or distributions of any kind whatsoever received by Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the Pledged Affiliates or received in exchange for the Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the Pledged Affiliates may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to Lender to be held subject to the terms of this Pledge Agreement.

          (iii) Lender shall execute and deliver to Pledgor, or cause to be executed and delivered to Pledgor, all such proxies, powers of attorney and other



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instruments as Pledgor may reasonably request for the purpose of enabling
Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to clause (i) above.

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to (i) exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) hereof and
(ii) receive and retain dividends and distributions which Pledgor would be entitled to receive and retain pursuant to Section 5(a)(ii), if any, shall cease and all such rights shall thereupon become vested in Lender who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by Lender of any of the foregoing rights and powers, Lender shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.

     6. Remedies Upon Default. (a) If an Event of Default shall have occurred
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and be continuing, Lender may, subject to applicable securities laws, sell the
Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Lender shall deem appropriate subject to the terms hereof or as otherwise provided in the California Uniform Commercial Code. Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale Lender shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor.

     (b) The Lender shall give Pledgor seven (7) days' written notice of Lender's intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities contemplated by Section 6(a). Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Lender may (in its sole and absolute discretion) determine. Lender shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so



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adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this Section 6, Lender may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to Lender by Pledgor or the Pledged Affiliates as a credit against the purchase price; and Lender, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to Pledgor or any third party. Lender shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and Lender shall not be chargeable with any of the obligations or liabilities of Pledgor with respect thereto. Pledgor hereby agrees (i) it will indemnify and hold Lender harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by Lender pursuant to this Pledge Agreement or arising out of any act of, or omission to act on the part of, any party other than Lender prior to such taking of actual possession or control by Lender, or arising out of any act on the part of Pledgor or its agents before or after the commencement of such actual possession or control by Lender; and (ii) Lender shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, Lender may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

     7. Application of Proceeds of Sale and Cash.  The proceeds of any sale of
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the Pledged Securities sold pursuant to Section 6 hereof shall be applied by
Lender (in such order as Lender shall in its sole discretion determine) to the payment in full of the Obligations and the payment of costs incurred by Lender while enforcing its rights pursuant to this Pledge Agreement.

     8. Lender Appointed Attorney-in-Fact.  Upon the occurrence of an Event of
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Default and during the continuance of an Event of Default, Pledgor hereby appoints Lender its attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.



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     9. Securities Act, etc. In view of the position of Pledgor in relation to
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the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of Lender if Lender were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting Lender in any attempt to dispose of all or any part of the Pledged Securities under applicable "Blue Sky" or other state securities laws, or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, Lender may be held to have certain general duties and obligations to Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. To the maximum extent permitted by applicable law, Pledgor hereby agrees that Lender shall not have any such general duty or obligation to it, and Pledgor will not attempt to hold Lender responsible for selling all or any part of the Pledged Securities at an inadequate price, even if Lender shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 9 would apply if, for example, Lender were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if Lender placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

     10. Continuation and Reinstatement. Pledgor further agrees that its pledge
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hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Pledgor or otherwise.

     11. Termination. The pledge hereunder shall terminate when all of the
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obligations of Pledgor under the Loan Agreement or under any other instruments or documents delivered by Pledgor in connection with the Loan Agreement shall have been fully paid and performed and the Loan Agreement shall have been terminated. At such time Lender shall, at the sole cost and expense of Pledgor, assign and deliver to Pledgor, or to such person or persons as Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by Lender (except as to acts of Lender or persons claiming through Lender).



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     12. Further Assurances. Pledgor, at its own expense, will execute and
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deliver, from time to time, any and all further, or other, instruments, and perform such acts, as Lender may reasonably request to effect the purposes of this Pledge Agreement and to secure to Lender, the benefits of all rights, authorities, and remedies conferred upon Lender by the terms of this Pledge Agreement.

     13. Notices. Notices and other communication provided for herein shall be
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in writing and shall be governed by the notice provisions of the Loan Agreement.

     14. Non-Waiver of Rights and Remedies. No delay or failure on the part of
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Lender in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between the parties shall operate as a waiver of any right or remedy of Lender.

     15. CHOICE OF LAW. THIS AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED
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HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     16. Severability.  This Pledge Agreement shall be interpreted in such
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manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalidated under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement and the parties hereto agree to negotiate in good faith a provision to replace the ineffective provision, such provision to be as similar in effect and intent as the ineffective provision as permissible.

     17. Amendments. This Pledge Agreement may not be amended except by a
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writing signed by the parties hereto.

     18. Successors and Assigns. This Pledge Agreement shall be binding upon and
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inure to the benefit of the parties hereto and their respective successors and assigns.

     19. Counterparts. This Pledge Agreement may be executed in any number of
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counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.



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     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.

                    PETOPIA.COM, INC.

                    By: /s/ GREGORY SMITH
                        -----------------
                    Name:  Gregory Smith
                    Title: Vice President of Finance
                           Address: 1200 Folsom Street
                           San Francisco, California 94103


                    GREYROCK CAPITAL, a division of Banc of America Commercial Finance Corporation

                    By: ___________________________

                         Name:
                         Title:
                         Address: 10880 Wilshire Boulevard, Suite 1850 Los Angeles, California 90024



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